UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 12, 2022

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 14, 2022, Expedia Group, Inc. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the resignation of Julie Whalen from the Company’s audit committee. Ms. Whalen’s resignation from the Company’s audit committee was in connection with her appointment as Chief Financial Officer of the Company, which is discussed in Item 5.02(c) below. Ms. Whalen will continue to serve as a non-independent member of the Company’s Board of Directors (the “Board”). Upon Ms. Whalen’s resignation from the audit committee, the audit committee had two independent members. The Company previously reported the resignation of Susan Athey from the Board, effective June 21, 2022, in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2022. As a result of these changes, five of the 10 members of the Board remain independent under Nasdaq Marketplace Rules.
Also on September 14, 2022, the Company received notice from Nasdaq confirming that the Company was no longer in compliance with Nasdaq Marketplace Rule 5605(b)(1), which requires that a majority of the Board be “independent directors” as defined in Nasdaq Marketplace Rule 5605(a)(2) (the “Majority Independent Board Requirement”) and Nasdaq Marketplace Rule 5605(c)(2), which requires the Company to have an audit committee composed of at least three “independent directors” as defined in Nasdaq Marketplace Rule 5605(a)(2) (the “Audit Committee Composition Requirement”). The Company intends to appoint an additional independent director and fill the vacancy on the audit committee as expeditiously as possible. In the meantime, the Company will rely on the cure period set forth in Nasdaq Marketplace Rule 5605(b)(1), with respect to the Majority Independent Board Requirement and the cure period set forth in Nasdaq Marketplace Rule 5605(c)(4), with respect to the Audit Committee Composition Requirement, which each give the Company until the earlier of its next annual meeting of stockholders or September 13, 2023 (or, if the next annual meeting of stockholders is held before March 13, 2023, then not later than March 13, 2023) to satisfy the applicable Nasdaq requirement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Eric Hart Resignation - Transition and Services Agreement

On September 12, 2022, the Compensation Committee of the Board (the “Compensation Committee”) approved a Transition and Services Agreement (the “Transition Agreement”) for Eric Hart, the Company’s Chief Financial Officer and Chief Strategy Officer, and on September 14, 2022, Expedia, Inc., a subsidiary of the Company (“Expedia”) and Mr. Hart entered into the Transition Agreement. Pursuant to the Transition Agreement, Mr. Hart will remain as the Company’s Chief Financial Officer and Chief Strategy Officer until September 26, 2022 and, to enable an orderly transfer of his duties to his successor, will remain employed by Expedia until October 1, 2022 (the “Separation Date”). Mr. Hart’s separation did not result from any disagreement with the Company on any matter relating to the Company’s or Expedia’s operations, policies or practices, including accounting principles and practices. On the Separation Date, subject to his execution of a release, Mr. Hart will become entitled to the payments, rights and benefits associated with a non-cause termination under his employment agreement with Expedia (filed as Exhibit 10.62 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 14, 2020), plus the accelerated vesting of an additional 2,597 Company restricted stock units.
Pursuant to the Transition Agreement, Mr. Hart has also agreed to continue to serve as a member of the Supervisory Board of Directors of Trivago N.V. a publicly-traded, majority-owned subsidiary of the Company (the “Trivago Board”) and the Board of Directors of Global Business Travel Group, Inc., a publicly-traded, minority investee of the Company (the “GBT Board”), in each case, until the expiration of his current director term. In consideration of his service on the Trivago Board after the Separation Date, and subject to approval by the Trivago Board and Trivago stockholders, Mr. Hart is expected to receive (i) an annual director fee in the amount of $250,000 and (ii) an option to purchase shares of Trivago common stock with an aggregate value of $1,000,000 (as determined by the Trivago Board) (the “Trivago Award”), subject to Mr. Hart’s continued service through January 15, 2023. The Trivago award is expected to vest quarterly over a period not greater than three years, subject to Mr. Hart’s continued service as a member of the Trivago Board, and to vest in full upon the occurrence of a change in control of Trivago. In connection with his service on the GBT Board after the Separation Date, and subject to approval by the GBT Board, Mr. Hart will be eligible to receive such cash fees and/or equity or equity-based incentives as provided to other non-employee directors of the GBT Board generally under the GBT Non-Employee Director Compensation Policy from time to time.

(c)    Julie Whalen Appointment - Employment Agreement

On September 13, 2022, Julie Whalen was appointed by the Company as the Company’s Executive Vice President and Chief Financial Officer, effective as of September 26, 2022. As of the date of this Current Report on Form 8-K, neither Ms. Whalen nor any of her immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, nor is Ms. Whalen a party to any understanding or arrangement pursuant to which she was selected as an officer.
Ms. Whalen has been a director of Expedia Group since June 2019. She served as the Executive Vice President and Chief Financial Officer of Williams-Sonoma, Inc., a global specialty retailer, from March 2012 through September 2022, where she was responsible for overseeing Williams-Sonoma’s global financial departments including controllership, corporate financial planning and analysis, tax, treasury, investor relations, risk management and internal audit and has shared accountability of the brand finance functions. She joined Williams-Sonoma in 2001 in the corporate financial planning organization and progressed through positions of increasing responsibility from Vice President, Corporate Controller to Senior Vice President and Treasurer. Ms. Whalen began her career in public accounting with KPMG Peat Marwick LLP. Ms. Whalen is a Certified Public Accountant and holds both a B.S. in accounting and a J.D. from Pepperdine University.
In addition, on September 12, 2022, the Compensation Committee approved the terms of an Employment Agreement with Ms. Whalen (the “Employment Agreement”) and on September 13, 2022, Expedia entered into the Employment Agreement with Ms. Whalen. Pursuant to the Employment Agreement, Ms. Whalen will serve as the Company’s Executive Vice President and Chief Financial Officer, effective as of September 26, 2022 (the “Effective Date”), with the following material terms.
Unless otherwise specified, capitalized terms used below without definition have the meanings set forth in the Employment Agreement.

Term

Ms. Whalen’s employment under the Employment Agreement is at-will and will continue until terminated at any time by any party in accordance with the terms of the Employment Agreement.

Salary

Ms. Whalen will receive an initial annual base salary of $950,000.

Equity Incentive Compensation

As soon as practicable following the Effective Date, subject to Compensation Committee approval and Ms. Whalen’s continued employment with Expedia through the applicable grant date, the Company will grant an award of restricted stock units to Ms. Whalen, with an aggregate dollar-denominated value of $17,500,000 (calculated using the 30-day average closing price of Company common stock as of the last day of the month prior to the Effective Date) (the “Initial Equity Award”). The Initial Equity Award shall vest in full on the fourth anniversary of the Effective Date, subject to Ms. Whalen’s continued employment with Expedia through such date.
In addition to the Initial Equity Award, beginning in the 2023 calendar year and in each subsequent calendar year during Ms. Whalen’s employment thereafter, the Company will recommend to the Compensation Committee that Ms. Whalen be granted an annual equity-based compensation award as determined by the Compensation Committee from time to time. Any such award will consist of a number of restricted stock units, which is expected to include performance-based restricted stock units, with an aggregate value targeted at $6,000,000 per calendar year, calculated using the then-standard conversion methodology for annual equity grants to similarly-situated senior executives, subject to Ms. Whalen’s continued employment with Expedia through the applicable grant date (the “Annual Equity Awards”). Except as set forth below with regard to the Initial Equity Award and any performance-based Annual Equity Award granted to Ms. Whalen in the 2024 calendar year (the “2024 Annual PSU Award”), the additional terms and conditions of the Initial Equity Award and any Annual Equity Awards (including the vesting schedule and, if applicable, the performance conditions) will, in each case, be on the same terms and conditions as those generally applicable to similarly situated senior executives determined by the Compensation Committee in accordance with the provisions of the Company’s Fifth Amended and Restated 2005 Stock and Annual Incentive Plan.

Severance

Upon a termination of Ms. Whalen’s employment by Expedia without Cause (other than by reason of Ms. Whalen’s death or Disability) or by Ms. Whalen for Good Reason, subject to her execution and non-revocation of a separation agreement and release and continued compliance with the restrictive covenants described below:

•the Company will continue to pay Ms. Whalen’s base salary for 12 months (the “Continuation Period”), subject to offset if Ms. Whalen obtains other employment during the Continuation Period;
•the Company will pay Ms. Whalen a lump sum amount equal to the cost of COBRA health insurance coverage for a period of 12 months;
•except as described below with respect to the Initial Equity Award and the 2024 Annual PSU Award, all equity holdings that otherwise would have vested during the 12-month period following Ms. Whalen’s termination of employment will vest on an accelerated basis, provided that (i) equity awards that vest less frequently than annually will be treated as though such awards vested annually and (ii) any such awards that are subject to performance conditions shall remain subject to the satisfaction of such performance conditions over the applicable performance period;
•The Initial Equity Award shall fully vest on an accelerated basis upon such termination and the entire 2024 Annual PSU Award will remain outstanding and eligible to vest based on the satisfaction of applicable performance goals at the end of the performance period; and
•Ms. Whalen will have 18 months following such date of termination to exercise any vested stock options granted by the Company (including stock options accelerated pursuant to the terms of the Employment Agreement) or, if earlier, through the scheduled expiration date of the options.
The restrictive covenants under the Employment Agreement include Ms. Whalen’s obligation of confidentiality with respect to certain Company confidential information, as well as an obligation by Ms. Whalen during the term of her employment with the Company not to use certain Company confidential information to persuade or encourage, or attempt to persuade or encourage, certain Company business partners or affiliates from ceasing to do business with the Company or to engage in any business competitive with the Company or its subsidiaries or affiliates.
If Ms. Whalen terminates her employment for any reason other than Good Reason, then (i) with regard to the Initial Equity Award, the award will vest to the extent the award would have vested had the award vested quarterly in equal installments through the termination date, and (ii) with regard to the 2024 Annual PSU Award, (x) if such termination occurs on or before the fourth anniversary of the Effective Date, the award will remain outstanding and eligible to vest based on actual performance at the end of the applicable performance period, prorated for the number of quarters Ms. Whalen was employed with Expedia during the performance period, and (y) if such termination occurs after the fourth anniversary of the Effective Date, the award will remain outstanding and eligible to vest based on actual performance at the end of the performance period.

Change in Control

In the event of a Change in Control (as defined in the Fifth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan), the Initial Equity Award and the 2024 Annual PSU Award will vest in full on an accelerated basis only if such awards are not converted, assumed, substituted or continued by the surviving entity on terms that are the same as or more favorable as the terms applicable to such awards as of immediately prior to the Change in Control.

Board Service

Following the Effective Date, Ms. Whalen will continue to serve as a member of the Board, but will not receive additional compensation for such service. Any outstanding restricted stock unit awards previously granted to Ms. Whalen in connection with her prior Board service will continue to vest, subject to her continued employment with Expedia.
The descriptions of the Transition Agreement and the Employment Agreement are qualified in their entirety by reference to the full text of those agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing that Mr. Hart would be separating from his roles as the Company’s Chief Financial Officer and Chief Strategy Officer and that Ms. Whalen would be succeeding him as the Company’s Chief Financial Officer is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information furnished herewith pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Transition and Services Agreement between Eric Hart and Expedia, Inc., dated September 14, 2022.
10.2	Employment Agreement between Julie Whalen and Expedia, Inc., dated September 13, 2022.
99.1	Press Release of Expedia Group, Inc., dated September 14, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert Dzielak
Robert Dzielak
Chief Legal Officer and Secretary
Dated: September 14, 2022